                                                                    EXHIBIT 99.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Workstream Inc. (the "Company") on Form 10-Q for the period ended November 30, 2002, as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Michael
F. Mullarkey, the Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         1. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                             /s/ Michael Mullarkey
                                             -----------------------------------
                                             Michael Mullarkey
                                             Chief Executive Officer



                                             Date: January 14, 2003